QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 2A

CEO CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY

In connection with the annual report of Aber Diamond Corporation (the "Company") on Form 40-F for the fiscal year ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert A. Gannicott, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED this 9th day of June, 2004.

/s/ ROBERT A. GANNICOTT Name: Robert A. Gannicott Title: Chief Executive Officer

EXHIBIT 2B

CFO CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY

In connection with the annual report of Aber Diamond Corporation (the "Company") on Form 40-F for the fiscal year ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alice Murphy, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED this 9th day of June, 2004.

/s/ ALICE MURPHY Name: Alice Murphy Title: Chief Financial Officer

QuickLinks

CEO CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY
CFO CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY